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                                    EXHIBIT D

                     Form of Notice of Withdrawal of Tender

        (To be provided only to Members that call and request the form.)

                         NOTICE OF WITHDRAWAL OF TENDER

                Regarding Limited Liability Company Interests in

                         BACAP OPPORTUNITY STRATEGY, LLC

                   Tendered Pursuant to the Offer to Purchase
                             Dated November 17, 2004

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
             RECEIVED BY THE FUND BY, 12:00 MIDNIGHT, EASTERN TIME,
               ON DECEMBER 17, 2004, UNLESS THE OFFER IS EXTENDED.

   COMPLETE THIS NOTICE OF WITHDRAWAL OF TENDER AND RETURN BY MAIL OR FAX TO:

                                    PFPC Inc.
                                  P.O. Box 220
                            Claymont, Delaware 19703
                                Attn: Bob Diaczuk

                               Fax: (302) 791-2790
                                    (302) 791-3105

                           For additional information:
                              Phone: (888) 697-9661
                                     (866) 306-0232

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    YOU ARE RESPONSIBLE FOR CONFIRMING THAT PFPC INC. RECEIVES THIS NOTICE OF
                          WITHDRAWAL OF TENDER TIMELY.

Ladies and Gentlemen:

          The undersigned wishes to withdraw the tender of its limited liability company interest in BACAP OPPORTUNITY STRATEGY, LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _________________.

This tender was in the amount of:

          / /    Entire limited liability company interest.

          / / Portion of limited liability company interest expressed as a specific dollar value. $___________

          / / Portion of limited liability company interest in excess of the Required Minimum Balance.

          The undersigned recognizes that upon the submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the interest in the Fund (or portion of the interest) previously tendered will not be purchased by the Fund upon expiration of the tender offer described above.

SIGNATURE(S):

FOR INDIVIDUAL INVESTORS                FOR OTHER INVESTORS:
AND JOINT TENANTS:

------------------------------------    ------------------------------------
Signature                               Print Name of Investor
(SIGNATURE OF OWNER(S) EXACTLY AS
APPEARED ON INVESTOR CERTIFICATION)


------------------------------------    ------------------------------------
Print Name of Investor                  Signature
                                        (SIGNATURE OF OWNER(S) EXACTLY AS
                                        APPEARED ON INVESTOR CERTIFICATION)


------------------------------------    ------------------------------------
Joint Tenant Signature if necessary     Print Name of Signatory and Title
(SIGNATURE OF OWNER(S) EXACTLY AS
APPEARED ON INVESTOR CERTIFICATION)

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------------------------------------    ------------------------------------
Print Name of Joint Tenant              Co-signatory if necessary
                                        (SIGNATURE OF OWNER(S) EXACTLY AS
                                        APPEARED ON INVESTOR CERTIFICATION)


                                        ------------------------------------
                                        Print Name and Title of Co-signatory


Date:
      ----------------------

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